UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT



     Pursuant to Section 13 or 15(b) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 21, 1999



                          MARION CAPITAL HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


                                     0-21108
                            (Commission File Number)



              INDIANA                              35-1872393
   (State or other jurisdiction)                (I.R.S. Employer
 of incorporation or organization)             Identification No.)



           100 West Third Street
               P.O. Box 367
              Marion, Indiana                           46952
 (Address of Principal Executive Offices)            (Zip Code)



        Registrant's telephone number including area code: (765) 664-0556

                       INFORMATION INCLUDED IN THE REPORT

Item 5.  Other Events.

         Pursuant to General Instruction F to Form 8-K, the press release issued July 21, 1999, concerning the Registrant's annual shareholder meeting is attached hereto as Exhibit 99 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

         Exhibits

                 Exhibit 99 - Press Release dated July 21, 1999.

                    ----------------------------------------


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             MARION CAPITAL HOLDINGS, INC.,

Date:  July 23, 1999
                                       By: /s/ Larry G. Phillips
                                           ------------------------------------
                                             Larry G. Phillips, Senior Vice
                                             President, Secretary and Treasurer